[PHOTO]

VANGUARD
CALIFORNIA
TAX-FREE FUND

Semiannual Report
May 31, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       4


                                  Report From
                                  The Adviser

                                       6

                                  Performance
                                   Summaries

                                       8


                                   Financial
                                   Statements

                                       10


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER



              All comparative mutual fund data are from Lipper
                          Analytical Services, Inc.
                   or Morningstar unless otherwise noted.

[PHOTO]

DEAR SHAREHOLDER,

During the first half of Vanguard California Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates caused municipal bond prices to decline, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, the returns of our Money Market, Insured Intermediate-Term, and Insured Long-Term Portfolios outpaced the results of their competitive fund groups. The adjacent table presents each Portfolio's six-month return as well as those of the average competing mutual funds.

      The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.42 per share on November 30, 1996, to $11.17 per share on May 31, 1997, adjusted for dividends totaling $0.298 per share from net investment income and a distribution of $0.091 from net realized capital gains. The Insured Intermediate-Term Portfolio's return is based on a change in net asset value from $10.58 per share on November 30, 1996, to $10.49 per share on May 31, 1997, adjusted for dividends totaling $0.255 per share from net investment income and a distribution of $0.022 from net realized capital gains.

--------------------------------------------------------------
                                                TOTAL RETURNS
                                              SIX MONTHS ENDED
                                                MAY 31, 1997
--------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                          +1.3%
Average California Insured
   Municipal Bond Fund                               +1.1
--------------------------------------------------------------
INSURED INTERMEDIATE-TERM PORTFOLIO                  +1.8%
Average California Intermediate-
   Term Municipal Fund                               +1.3
--------------------------------------------------------------
MONEY MARKET PORTFOLIO                               +1.7%
Average California Tax-Exempt
   Money Market Fund                                 +1.5
--------------------------------------------------------------

      The Money Market Portfolio's net asset value remained at $1 per share. This, of course, is what we expect, although a stable share price is by no means guaranteed by us or by competing money market funds. The Portfolio's annualized yield on May 31 stood at 3.54%, up from 3.39% six months earlier.

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.

         On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose by 56 basis points (0.56 percentage point), from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. The yield on the 10-year U.S. Treasury bond followed a similar pattern, rising on balance to 6.66% from 6.04%, while the yield on the 90-day U.S. Treasury bill dipped slightly on balance, ending the period at 4.94%, down from 5.13% six months earlier, as the issuance of new T-bills declined significantly.

         Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on long-term municipal bonds edged up on balance from 5.45% to 5.55%, while the yield on intermediate-term municipal bonds rose from 4.70% to 4.85%. At the short end of the spectrum, yields on top-grade (MIG-1) municipal notes rose on balance from 3.55% at the end of November 1996 to 3.70% on May 31, 1997.

         The +1.7% return of our Money Market Portfolio was slightly above the +1.5% return of the average California tax-exempt money market mutual fund, an advantage largely explained by our lower expenses.

         The +1.3% total return of the Insured Long-Term Portfolio during the half-year consisted of a +2.7% income return and a capital decline of -1.4%, reflecting bond price declines engendered by the modest increase in interest rates. This return topped the +1.1% return of the average California insured municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

         The Insured Intermediate-Term Portfolio fared even better against its competitive benchmarks, providing a return of +1.8% that topped the +1.3% return of the average California intermediate-term municipal bond fund, as well as the +1.4% return of the unmanaged Lehman Brothers 7-Year Municipal Bond Index. The Portfolio's return consisted of a +2.4% income return and a slight capital decline of -0.6%.

         Though recent history shows the harm that rising interest rates can inflict on bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

         Over these longer periods, our Portfolios are aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. The expense ratio (expenses as a percentage of average net assets) of our Portfolios was 0.19% in fiscal 1996, compared with 1.09% charged by the average California long-term state tax-free fund, 0.81% for the average California intermediate-term state tax-free fund, and 0.63% for the average California money market state tax-exempt fund.

         In our Insured Long-Term and Insured Intermediate-Term Portfolios, this cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Our expense ratio advantage aided our performance during the brief semiannual period, just as it has done over longer periods. Our Insured Intermediate-Term Portfolio has provided an annualized return of +6.6% since its March 1994 inception, well above the +5.5% annualized return of its average competitor over the same period. The average annual return of our Insured Long-Term Portfolio is also well ahead of that of its average competitor over the past ten years (+8.5% versus +7.8%).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the Standard & Poor's 500 Composite Stock Price Index).

         While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.

         We look forward to reporting to you in further detail in our 1997 Annual Report six months hence.


/s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN
-----------------------                               -----------------------
John C. Bogle                                         John J. Brennan
Chairman of the Board                                 President

June 18, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

         Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

         The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

---------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED MAY 31, 1997
                                      -------------------------------
                                      6 MONTHS     1 YEAR    5 YEARS*
---------------------------------------------------------------------
EQUITY
    S&P 500 Index                       13.1%      29.4%      18.4%
    Russell 2000 Index                   8.4        7.0       15.8
    MSCI-EAFE Index                      4.2        7.9       10.9
---------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index          0.9%       8.3%       7.2%
    Lehman 10-Year Municipal
      Bond Index                         1.7        8.2        7.5
    Salomon 90-Day U.S. Treasury Bills   2.6        5.3        4.5
---------------------------------------------------------------------
OTHER
    Consumer Price Index                 0.9%       2.2%       2.8%
---------------------------------------------------------------------

*Average annual.


U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

         Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

         Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

         The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

         Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

         Yields on tax-exempt securities rose slightly during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard California Tax-Free Fund.

THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM PORTFOLIOS

Stronger than expected economic growth and concerns over inflation led to a rise in interest rates during the half-year. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose 0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

         The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

         During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

         Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in California.

THE MONEY MARKET PORTFOLIO

In response to the Federal Reserve's tightening of monetary policy, yields on municipal notes and U.S. Treasury bills moved higher during the first half of the fiscal year. Yields on one-year municipal notes ended the period 32 basis points (0.32 percentage point) higher, at 3.90%, while one-year Treasury bill yields rose 42 basis points to 5.77%. Due to the continued strength in the U.S. economy and the Fed's response, our Money Market Portfolio adopted a more defensive posture by shortening its average maturity. Shortening the Portfolio's maturity acts to lessen its interest rate risk.

         In addition to the Federal Reserve's activity, two other issues had a significant impact on the short-term securities market.

         The first was the proposal by the Securities and Exchange Commission
(SEC) of a series of technical amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market funds. The SEC's proposed changes were designed to tighten the regulations pertaining to money market funds and improve the likelihood that the funds would maintain a stable net asset value. In light of these technical amendments and the SEC's desire to incorporate comments from market participants, compliance with the revised rule, adopted by the SEC in March 1996, has been suspended until at least the summer or fall of 1997. Some competing funds that operate with lower quality standards than ours may need to alter their management policies. However, the Vanguard tax-exempt money market Portfolios have always been managed in a conservative, quality-oriented manner. Therefore we anticipate minimal impact when the regulations finally take effect.

         The second issue was the unusual volume of redemptions industrywide during tax season. The seasonal outflow of portfolio assets is the result of shareholders' paying personal income taxes from money market accounts. According to IBC Donoghue's Money Fund Report, during the just-completed tax season, tax-exempt money market funds lost 7.5% of assets to redemptions, compared with only a 4% decline for the same period in 1996. As further evidence of the magnitude of tax payments this year, the U.S. Treasury garnered a record $211 billion through April, a 13% increase over the same period last year. As market participants sold securities to fund shareholder redemptions, the result was a temporary overabundance of supply in the short-term market. This excess in turn caused a spike up in yields during late April and much of May. We used this rise in yields as an opportunity to selectively purchase securities--choosing those with maturity dates other than early July, when a seasonal lack of supply is expected to push yields down. Additionally, we further diversified and enhanced overall portfolio quality.

         The second half of the fiscal year will require investors to remain vigilant. Market participants will be asked to comply with new, more stringent regulations and will face the prospect of further hikes in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1997
--------------------------------------------------
          INSURED LONG-TERM PORTFOLIO    LEHMAN*
FISCAL   CAPITAL    INCOME      TOTAL     TOTAL
YEAR     RETURN     RETURN      RETURN   RETURN
--------------------------------------------------
1986       4.8%       4.6%        9.4%     9.4%
1987     -11.6        6.3        -5.3     -0.2
1988       4.9        7.3        12.2     10.6
1989       4.9        7.3        12.2     11.0
1990       0.3        6.8         7.1      7.7
1991       2.1        6.5         8.6     10.3
1992       4.4        6.4        10.8     10.0
1993       5.7        5.8        11.5     11.1
1994     -11.0        5.1        -5.9     -5.2
1995      13.6        6.5        20.1     18.9
1996       1.3        5.6         6.9      5.9
1997**    -1.4        2.7         1.3      1.7
----------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.

INSURED INTERMEDIATE-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: MARCH 4, 1994-MAY 31, 1997
--------------------------------------------------
     INSURED INTERMEDIATE-TERM PORTFOLIO  LEHMAN*
FISCAL    CAPITAL    INCOME      TOTAL     TOTAL
YEAR      RETURN     RETURN      RETURN   RETURN
--------------------------------------------------
1994       -3.6%       3.4%       -0.2%     -1.1%
1995        8.3        5.6        13.9      15.2
1996        1.3        5.1         6.4       5.2
1997**     -0.6        2.4         1.8       1.4
--------------------------------------------------

 *Lehman 7-Year Municipal Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 25 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

----------------------------------------------------------------------------------------------------------
                                                                                       10 YEARS
                                         INCEPTION                         -------------------------------
                                            DATE      1 YEAR     5 YEARS    CAPITAL     INCOME      TOTAL
----------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                4/7/86      6.17%      7.52%      0.82%      6.31%       7.13%
Insured Intermediate-Term Portfolio        3/4/94      5.83         --       1.26**     5.06**      6.32**
----------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 1, 1987-MAY 31, 1997
---------------------------------------------------
              MONEY MARKET PORTFOLIO       AVERAGE
                                            FUND*
FISCAL     CAPITAL    INCOME      TOTAL     TOTAL
YEAR       RETURN     RETURN      RETURN    RETURN
---------------------------------------------------
1987        0.0%       2.2%        2.2%     2.1%
1988        0.0        5.1         5.1      4.8
1989        0.0        6.2         6.2      5.8
1990        0.0        5.6         5.6      5.3
1991        0.0        4.4         4.4      4.2
1992        0.0        3.0         3.0      2.7
1993        0.0        2.4         2.4      2.0
1994        0.0        2.6         2.6      2.3
1995        0.0        3.7         3.7      3.3
1996        0.0        3.3         3.3      2.9
1997**      0.0        1.7         1.7      1.5
---------------------------------------------------

 *Average California Tax-Exempt Money Market Fund.

**Six months ended May 31, 1997.

See Financial Highlights table on page 25 for dividend information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

-----------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                  INCEPTION                              ----------------------------------
                                    DATE        1 YEAR       5 YEARS      CAPITAL       INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------
Money Market Portfolio             6/1/87       3.29%         2.98%        0.00%        4.02%        4.02%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE       MARKET
                                                                                       MATURITY               AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                               COUPON           DATE                (000)        (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (86.5%)
Anaheim CA Convention Center COP                                            0.00%        8/1/04 (1)         $  3,120    $   2,194
Anaheim CA Convention Center COP                                            0.00%        8/1/05 (1)            1,250          832
Anaheim CA Convention Center COP                                            0.00%        8/1/06 (1)            3,125        1,968
Anaheim CA Convention Center COP                                            5.50%        8/1/14 (1)            5,750        5,753
Anaheim CA Pub. Improvement  Corp. Lease COP VRDO                           3.70%        6/4/97 (2)            2,500        2,500
City of Barstow CA Redev. Agency                                            6.25%        9/1/22 (1)            2,225        2,341
California Dept. of Water Resources                                         4.75%       12/1/29 (1)           22,040       18,871
California GO                                                               5.25%        6/1/21 (2)           16,500       15,806
California GO                                                               6.00%        8/1/19 (3)            4,400        4,518
California GO                                                               7.00%       11/1/04 (3)(Prere.)    1,935        2,241
California GO                                                               7.00%       11/1/13 (3)               65           73
California Health Fac. Finance Auth. (Adventist Health System)              6.75%        3/1/11 (1)            5,000        5,359
California Health Fac. Finance Auth. (Catholic Health Care West)            5.75%        7/1/15 (2)            4,080        4,139
California Health Fac. Finance Auth. (Catholic Health Care West)            6.00%        7/1/17 (1)           27,900       28,787
California Health Fac. Finance Auth. (San Diego Hosp.)                      6.20%        8/1/20 (1)            3,820        3,967
California Health Fac. Finance Auth. (San Diego Hosp.)                     6.625%        5/1/19 (1)            6,525        6,820
California Health Fac. Finance Auth. (Unihealth America)                   7.625%       10/1/15 (2)               50           53
California Health Fac. Finance Auth. VRDO (Catholic Health Care West)       3.70%        6/4/97 (1)            8,000        8,000
California Housing Finance Agency Multifamily Housing Rev.                 8.625%        8/1/15 (1)              170          178
California Public Works Board (Dept. of Corrections)                        5.50%       12/1/12 (1)            2,000        2,018
California Public Works Board (Dept. of Corrections)                        5.50%        1/1/17 (2)           13,305       13,116
California Public Works Board (Univ. of California)                        5.375%       10/1/17 (2)            7,250        7,070
California Public Works Board (Univ. of California)                         6.25%       12/1/07 (2)            6,945        7,509
California Public Works Board (Univ. of California)                         6.50%       12/1/08 (2)            4,000        4,520
Capistrano CA Unified Public Schools                                        5.70%        9/1/16 (2)           10,000       10,110
Chino CA Basin Finance Auth. Muni. Water Dist.                              6.00%        8/1/16 (2)            5,500        5,671
Clovis CA Unified School Dist.                                              0.00%        8/1/04 (3)            5,000        3,517
Clovis CA Unified School Dist.                                              0.00%        8/1/06 (3)           17,000       10,703

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE       MARKET
                                                                                       MATURITY               AMOUNT       VALUE*
                                                                           COUPON          DATE                (000)        (000)
---------------------------------------------------------------------------------------------------------------------------------
Clovis CA Unified School Dist.                                              0.00%        8/1/07 (3)         $ 15,000     $  8,917
Clovis CA Unified School Dist.                                              0.00%        8/1/08 (3)           14,265        7,962
Clovis CA Unified School Dist.                                              0.00%        8/1/09 (3)           19,725       10,265
Clovis CA Unified School Dist.                                              0.00%        8/1/10 (3)            8,000        3,905
Clovis CA Unified School Dist.                                              0.00%        8/1/11 (3)            1,625          742
Contra Costa CA COP                                                         5.50%        6/1/12 (2)            6,850        6,913
Contra Costa CA COP                                                         6.70%        2/1/21 (2)            4,630        4,884
Culver City CA Redev. Finance Auth.                                         6.75%       11/1/99 (2)(Prere.)      955        1,023
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.            6.375%        6/1/21 (2)            5,750        6,291
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.             6.50%        6/1/20 (2)            2,000        2,244
Eastern CA Muni. Water Dist.                                                6.75%        7/1/12 (3)            8,500        9,817
Elsinore Valley CA Muni. Water Dist. COP                                    5.90%        7/1/06 (3)            1,685        1,828
Elsinore Valley CA Muni. Water Dist. COP                                    6.00%        7/1/12 (3)            2,210        2,381
Encina CA Power Auth. Waste Water Rev.                                     6.875%        8/1/11 (3)            3,650        3,919
Fresno CA Sewer System Rev.                                                 5.00%        9/1/23 (1)            9,000        8,238
Glendale CA Hosp. Rev. (Adventist Health System)                            6.00%        3/1/14 (1)            3,000        3,061
Industry CA GO                                                              5.25%        7/1/19 (1)            6,035        5,674
Kern CA High School Dist. GO                                                6.25%        8/1/11 (1)            1,065        1,174
Kern CA High School Dist. GO                                                6.40%        8/1/14 (1)            1,490        1,653
Kern CA High School Dist. GO                                                6.40%        8/1/15 (1)            1,645        1,827
Kern CA High School Dist. GO                                                6.40%        8/1/16 (1)            1,815        2,016
LaQuinta CA Redev. Agency (Tax Allocation Project)                          7.30%        9/1/10 (1)            1,145        1,375
Long Beach CA Financing Auth. Rev.                                          6.00%       11/1/17 (2)            2,000        2,129
Los Angeles CA Metro. Transp. Auth.                                         5.25%        7/1/23 (2)           27,685       25,754
Los Angeles CA Metro. Transp. Auth. Sales Tax VRDO                          3.70%        6/5/97 (1)            1,600        1,600
Los Angeles CA Transp. Comm. Sales Tax Rev. VRDO                            3.65%        6/4/97 (3)            1,800        1,800
Los Angeles County CA Pension Obligations VRDO                              3.70%        6/4/97 (2)            2,100        2,100
MSR CA Public Power Agency (San Juan Project)                              6.125%        7/1/13 (2)            8,000        8,690
MSR CA Public Power Agency (San Juan Project)                               6.75%        7/1/20 (1)           38,785       44,467
Metro. Water Dist. of Southern California Waterworks Rev.                   5.50%        7/1/25 (1)           20,000       19,442
Modesto CA Irrigation Dist. Finance Auth. Rev.                              5.75%        9/1/15 (2)            3,750        3,816
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)           6.50%       10/1/11 (2)            8,125        9,200
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)           6.50%       10/1/22 (2)            9,750       11,030
North City West CA School Fac. Financing Auth.                              6.00%        9/1/19 (4)            2,000        2,063
Northern California Power Agency (Hydro Electric Project)                   6.00%        7/1/09 (1)-           7,530        8,199
Northern California Power Agency (Hydro Electric Project)                   6.30%        7/1/18 (1)           10,000       11,017
Northern California Power Agency (Hydro Electric Project)                   7.50%        7/1/21 (2)(Prere.)    1,810        2,201
Oakland CA Redev. Agency (Central Dist. Project)                            5.50%        2/1/14 (2)            5,500        5,529
Orange County CA Local Transp. Auth.                                        5.80%       2/15/05 (3)            6,000        6,382
Orange County CA Local Transp. Auth.                                        5.90%       2/15/06 (3)            8,000        8,590
Orange County CA Sanitation Dist. VRDO                                      3.80%        6/5/97 (2) LOC        5,100        5,100
Orange County CA Sanitation Dist. VRDO                                      3.90%        6/3/97 (3)           13,000       13,000
Pittsburg CA Redev. Agency                                                  5.50%        8/1/07 (3)            2,750        2,859
Placer County CA Water Rev. COP                                             7.75%        7/1/18 (5)            3,500        3,716
Pomona CA Unified School Dist. GO                                           5.50%        8/1/16 (3)            1,000        1,008
Pomona CA Unified School Dist. GO                                           5.60%        8/1/14 (1)            1,585        1,622
Pomona CA Unified School Dist. GO                                           5.60%        8/1/15 (1)            2,000        2,044
Pomona CA Unified School Dist. GO                                           5.60%        8/1/16 (1)            1,000        1,019
Pomona CA Unified School Dist. GO                                           7.50%        8/1/17 (1)            2,540        3,143
Port of Oakland CA Rev.                                                     5.40%       11/1/17 (1)           16,705       16,281
Rancho CA Water Dist. Finance Auth. Rev.                                   5.875%       11/1/10 (3)            3,585        3,779
Rancho CA Water Dist. Finance Auth. Rev.                                    6.25%        8/1/12 (3)            2,000        2,113
Redding CA Joint Power Finance Auth. Waste Water Rev.                       5.50%       12/1/18 (3)            5,400        5,254
Riverside County CA Transp. Comm.                                           5.75%        6/1/09 (2)            3,800        4,044
Sacramento CA Finance Auth. Rev.                                           5.375%       11/1/14 (2)            9,000        8,984
Sacramento CA Finance Auth. Rev.                                            5.40%       11/1/20 (2)            9,785        9,619
Sacramento CA Muni. Util. Dist. Rev.                                        6.25%       8/15/10 (1)           33,800       37,465
Sacramento CA Muni. Util. Dist. Rev.                                        6.30%       8/15/18 (1)           14,000       14,725
Sacramento CA Redev. Agency (Tax Allocation Project)                        6.50%       11/1/13 (1)            5,500        5,894
Sacramento  County CA Public Fac. Finance Corp. COP                         5.50%        6/1/10 (1)            5,760        5,955
San Bernardino County CA COP (Medical Center Financing Project)             6.50%        8/1/17 (1)           17,915       20,057

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE       MARKET
                                                                                     MATURITY               AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                              COUPON          DATE                (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
San Diego CA Unified School Dist. COP                                     5.00%        8/1/09 (1)         $  4,875     $  4,840
San Diego CA Unified School Dist. COP                                    5.375%        1/1/03 (1)           10,435       10,826
San Francisco CA Airport Comm. Rev.                                       6.00%        5/1/10 (1)            2,000        2,105
San Francisco CA Airport Comm. Rev.                                       6.00%        5/1/11 (1)            2,100        2,201
San Francisco CA Airport Comm. Rev.                                       6.00%        5/1/20 (1)            6,500        6,656
San Francisco CA Airport Comm. Rev.                                       6.20%        5/1/06 (2)            5,000        5,371
San Francisco CA Airport Comm. Rev.                                       6.20%        5/1/08 (2)            1,000        1,069
San Francisco CA Bay Area Rapid Transit                                   6.75%        7/1/10 (2)            6,370        7,358
San Francisco CA Bay Area Rapid Transit                                   6.75%        7/1/11 (2)            7,455        8,615
San Francisco CA City & County Airport Rev.                               6.30%        5/1/11 (2)            5,000        5,343
San Francisco CA City & County Airport Rev.                               6.50%        5/1/06 (1)            3,280        3,635
San Francisco CA City & County Airport Rev.                               6.60%        5/1/07 (1)            2,490        2,736
San Francisco CA City & County Airport Rev.                              6.625%        5/1/08 (1)            3,720        4,088
San Francisco CA City & County Airport Rev.                               6.70%        5/1/09 (1)            3,970        4,380
San Jose CA Merged Area Redev. Rev. Project                               4.75%        8/1/22 (1)            8,545        7,374
San Jose CA Merged Area Redev. Rev. Project                               5.00%        8/1/20 (1)           17,600       15,899
San Jose CA Merged Area Redev. Rev. Project                               6.00%        8/1/11 (1)            8,845        9,566
San Mateo CA Sewer                                                        6.60%        8/1/14 (1)            2,500        2,562
San Mateo County CA Finance Auth.                                         6.50%        7/1/13 (1)           14,560       16,401
Santa Ana CA Finance Auth. Lease Rev.                                     6.25%        7/1/16 (1)            5,345        5,835
Santa Ana CA Finance Auth. Lease Rev.                                     6.25%        7/1/17 (1)            2,000        2,189
Santa Clara CA  Redev. Agency (Bayshore Project)                          7.00%        7/1/10 (2)            7,000        8,207
Santa Clara CA Valley Water Dist. COP                                     6.00%        2/1/24 (3)           20,000       20,542
Santa Clara County CA Financing Auth. Lease Rev.
  (Replacement Project)                                                   6.75%      11/15/20 (2)           11,500       12,702
Santa Fe Springs CA Redev. Agency                                         6.00%        9/1/14 (1)            5,350        5,527
Santa Rosa CA Waste Water Rev.                                            6.00%        7/2/15 (2)            7,000        7,506
Santa Rosa CA Waste Water Rev.                                            6.00%        9/1/15 (3)            5,580        5,985
Santa Rosa CA Waste Water Rev.                                            6.25%        9/1/12 (3)            7,075        7,725
South Coast CA Air Quality Management Dist. Rev.                          5.50%        8/1/14 (1)            8,000        8,004
South Coast CA Air Quality Management Dist. Rev.                          6.00%        8/1/11 (2)            3,200        3,461
South County CA Waste Water Auth.                                         5.50%        8/1/22 (3)            8,625        8,317
South Orange County CA Public Finance Auth.                               7.00%        9/1/11 (1)            3,000        3,525
South Orange County CA Public Finance Auth.                               9.50%       8/15/04 (1)            3,000        3,871
Southern California Public Power Auth. (Palo Verde Project)               7.00%        7/1/07 (2)            1,600        1,678
Southern California Public Power Auth. (Palo Verde Project)               7.00%        7/1/10 (2)            2,500        2,622
Sweetwater CA Water Rev.                                                  7.00%        4/1/99 (2)(Prere.)    3,050        3,259
Three Valley CA Muni. Water Dist. COP                                     5.25%       11/1/10 (3)            4,220        4,223
Ukiah CA Electric Rev.                                                    6.00%        6/1/08 (1)            4,565        4,984
Ukiah CA Electric Rev.                                                    6.25%        6/1/18 (1)            6,000        6,572
Univ. of California Board of Regents                                      6.00%        9/1/08 (1)            2,515        2,671
Univ. of California Board of Regents                                     6.375%        9/1/19 (1)            6,500        6,879
Univ. of California (Medical Center)                                      5.75%        7/1/12 (2)           10,395       10,695
Univ. of California (Medical Center)                                      5.75%        7/1/14 (2)           12,160       12,399
Univ. of California (Medical Center)                                      6.00%        7/1/26 (2)           11,000       11,304
Univ. of California (Multiple Purpose Project)                            6.25%        9/1/13 (1)           10,000       10,516
Walnut CA Public Finance Auth.                                            6.00%        9/1/15 (1)            5,000        5,150
Walnut Valley CA Unified School Dist.                                     6.00%        8/1/12 (2)            1,790        1,929
Walnut Valley CA Unified School Dist.                                     6.00%        8/1/13 (2)            1,980        2,125
Walnut Valley CA Unified School Dist.                                     6.00%        8/1/14 (2)            2,205        2,359
Walnut Valley CA Unified School Dist.                                     6.00%        8/1/15 (2)            2,470        2,649
Walnut Valley CA Unified School Dist.                                     6.00%        8/1/16 (2)            2,690        2,858
Walnut Valley CA Unified School Dist.                                     6.20%        8/1/09 (2)            1,270        1,406
West Sacramento CA Financing Auth. Rev.
  (Water System Improvement Project)                                      5.25%        8/1/08 (3)            2,160        2,195
West Sacramento CA Tax Allocation Redev. Project                          6.25%        9/1/21 (1)            8,250        8,595
Whittier CA Insurance Health Fac. Rev. (Presbyterian Hosp.)               6.25%        6/1/07 (1)            4,260        4,732
Whittier CA Insurance Health Fac. Rev. (Presbyterian Hosp.)               6.25%        6/1/08 (1)            1,750        1,948
                                                                                                                       --------
                                                                                                                        954,602
                                                                                                                       --------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE          MARKET
                                                                                      MATURITY            AMOUNT          VALUE*
                                                                          COUPON          DATE             (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO INSURED
Sacramento CA Muni. Util. Dist.                                             8.00%     11/15/10        $      205      $      206
                                                                                                                      -----------

SECONDARY MARKET INSURED (4.8%)
California GO                                                               6.25%       9/1/12   (3)       9,000           9,936
California Housing Finance Agency (Single Family Mortgage)                  6.90%       8/1/16   (5)       5,115           5,197
California Public Works Board (Dept. of Corrections)                        6.50%       9/1/17   (2)      30,000          33,752
Los Angeles CA Dept. of Water & Power                                       4.75%     11/15/19   (1)       5,000           4,340
                                                                                                                      -----------
                                                                                                                          53,225
                                                                                                                      -----------
NON-INSURED (7.7%)
California Dept. of Water Resources (Central Valley Project)                6.40%      12/1/26            20,400          22,345
California Health Fac. Finance Auth. VRDO
  (Adventist Health System West Sutter Health)                              3.65%       6/5/97   LOC         300             300
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)               3.70%       6/4/97               400             400
California PCR Financing Auth. Rev. VRDO (Pacific Gas & Electric Co.)       3.85%       6/3/97   LOC       7,700           7,700
California PCR Financing Auth. Rev. VRDO (Pacific Gas & Electric Co.)       3.90%       6/3/97   LOC      17,000          17,000
California PCR Financing Auth. Rev. VRDO (Pacific Gas & Electric Co.)       4.00%       6/3/97             6,200           6,200
California RAN VRDO                                                         3.80%       6/4/97             1,200           1,200
California RAN VRDO                                                         4.00%       6/4/97               400             400
Irvine CA Ranch Water Dist. VRDO                                            3.70%       6/3/97   LOC       7,400           7,400
Los Angeles CA Dept. of Water & Power                                       6.50%       4/1/10             3,950           4,297
Los Angeles County CA TRAN                                                  4.50%      6/30/97   LOC       5,000           5,002
Metro. Water Dist. of Southern California                                   8.00%       7/1/08             2,000           2,492
Orange County CA Sanitation Dist. VRDO                                      3.75%       6/3/97   LOC       5,600           5,600
Sacramento County CA COP VRDO
  (Administrative Center & Courthouse Project)                              3.65%       6/5/97   LOC       1,665           1,665
San Diego CA Local Govt. Pooled COP TRAN                                    4.75%      10/1/97             2,400           2,407
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                           3.75%       6/3/97   LOC         600             600
                                                                                                                      -----------
                                                                                                                          85,008
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,034,820)                                                                                                    1,093,041
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                      28,375
Liabilities                                                                                                              (17,249)
                                                                                                                      -----------
                                                                                                                          11,126
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 98,853,790 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $1,104,167
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $11.17
=================================================================================================================================

*See Note A in Notes to Financial Statements.

-Securities with a value of $3,267,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 20.

-------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                            AMOUNT               PER
                                                             (000)             SHARE
-------------------------------------------------------------------------------------
Paid in Capital                                         $1,044,805            $10.56
Undistributed Net Investment Income                             --                --
Accumulated Net Realized Gains                                 620               .01
Unrealized Appreciation--Note E
  Investment Securities                                     58,221               .59
  Futures Contracts                                            521               .01
-------------------------------------------------------------------------------------
NET ASSETS                                              $1,104,167            $11.17
=====================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE          MARKET
                                                                                    MATURITY                AMOUNT          VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                   COUPON            DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.7%)
-----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.9%)
Anaheim CA Electric System COP                                          6.80%        10/1/98 (2)          $  1,000      $    1,037
Anaheim CA Public Improvement Corp. Lease COP VRDO                      3.70%         6/4/97 (2)             6,300           6,300
California GO                                                           6.50%         3/1/02 (2)             5,570           6,044
California Health Fac. Finance Auth. (Catholic Health Care West)        5.75%         7/1/10 (1)             7,000           7,273
California Health Fac. Finance Auth. (Catholic Health Care West)       5.875%         7/1/09 (2)             5,000           5,272
California Health Fac. Finance Auth. (Catholic Health Care West)        7.00%         7/1/05 (2)             3,410           3,898
California Health Fac. Finance Auth. (Catholic Health Care West)        7.00%         7/1/06 (2)             3,395           3,915
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%         7/1/01 (1)             1,600           1,691
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%         7/1/02 (1)             1,280           1,363
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%         7/1/04 (1)             1,645           1,772
California Health Fac. Finance Auth. (Children's Hosp.)                 6.00%         7/1/06 (1)             1,000           1,087
California Health Fac. Finance Auth. (Mills Peninsula)                  6.00%        1/15/00 (6)             1,080           1,119
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%         7/1/02 (1)             2,500           2,591
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%         7/1/03 (1)             3,010           3,123
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.50%         7/1/04 (1)             2,750           2,858
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.75%         7/1/05 (1)             3,335           3,520
California Health Fac. Finance Auth. (Pomona Valley Hosp.)              5.75%         7/1/06 (1)             3,415           3,603
California Health Fac. Finance Auth. (Scripps Memorial Hosp.)           6.25%        10/1/13 (1)             3,000           3,146
California Health Fac. Finance Auth. (Sisters of Providence)            6.00%        10/1/09 (2)             4,490           4,895
California Health Fac. Finance Auth. (Summit Medical Center)            5.25%         5/1/11 (4)             1,700           1,690
California Health Fac. Finance Auth. VRDO (Catholic Health Care West)   3.70%         6/4/97 (1)               600             600
California Public Works Board                                           6.50%        12/1/08 (2)             1,000           1,130
California Public Works Board (Dept. of Corrections)                    5.50%         1/1/10 (2)            10,000          10,209
California Public Works Board (Dept. of Corrections)                    6.40%        11/1/10 (1)             5,000           5,424
California Public Works Board (Dept. of Corrections)                    6.60%        12/1/02 (2)(Prere.)     3,500           3,906
California Public Works Board (Univ. of CA Regents)                     6.25%        12/1/07 (2)             1,000           1,081
Capistrano CA Unified Public Schools                                    6.00%         9/1/04 (2)             2,160           2,329
Capistrano CA Unified Public Schools                                    6.00%         9/1/05 (2)             2,395           2,596
Central Coast Water Auth. of CA                                         6.05%        10/1/02 (2)(Prere.)     1,800           1,958
Central Coast Water Auth. of CA                                         6.25%        10/1/06 (2)             2,000           2,194
Chino CA Basin Finance Auth. Muni. Water Dist.                          6.50%         8/1/10 (2)             3,095           3,503
City of Corona CA Redev. Project                                        7.50%         9/1/04 (3)               970           1,135
City of Corona CA Redev. Project                                        7.50%         9/1/05 (3)             1,040           1,236
Clovis CA Unified School Dist.                                          0.00%         8/1/05 (3)            16,000          10,646
Contra Costa CA (Merrithew Memorial Hosp.)                              5.25%        11/1/01 (1)             3,000           3,086
Contra Costa CA (Merrithew Memorial Hosp.)                              5.25%        11/1/03 (1)             3,230           3,322
Contra Costa CA (Merrithew Memorial Hosp.)                              6.00%        11/1/06 (1)             2,000           2,166
Contra Costa CA (Merrithew Memorial Hosp.)                              6.00%        11/1/07 (1)             2,000           2,166
Culver City CA Redev. Finance Auth.                                     6.75%        11/1/99 (2)(Prere.)     2,500           2,692
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.        6.375%        12/1/01 (2)(Prere.)     4,000           4,377
El Dorado County CA Public Agency Finance Auth.                         5.60%        2/15/12 (3)             3,900           3,979
La Quinta CA Redev. Agency                                              7.30%         9/1/07 (1)             1,240           1,468
La Quinta CA Redev. Agency                                              8.00%         9/1/03 (1)             1,325           1,554
Long Beach CA Financing Auth.                                           6.00%        11/1/09 (2)             3,735           4,074
Long Beach CA Financing Auth.                                           6.00%        11/1/10 (2)             3,860           4,191
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                        6.00%         6/1/11 (1)             2,365           2,556
Los Angeles CA Transp. Comm. Sales Tax Rev.                             6.25%         7/1/13 (1)             1,500           1,590
Los Angeles CA Waste Water                                              5.75%         6/1/11 (1)             7,960           8,175
Los Angeles CA Waste Water                                              6.50%         6/1/07 (1)             1,695           1,878
Los Angeles CA Waste Water                                              8.70%        11/1/02 (3)             2,535           3,024
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               8.00%         7/1/99 (2)             5,445           5,852
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%         7/1/05 (1)+            4,015           5,099
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%         7/1/06 (1)+            4,380           5,643
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.               9.00%         7/1/07 (1)+            4,770           6,219
Los Angeles County CA Pension Obligations VRDO                          3.70%         6/4/97 (2)             1,300           1,300
Mountainview CA Capital Improvement Finance Auth.                       6.25%         8/1/12 (1)             5,000           5,284
MSR CA Public Power Agency (San Juan Project)                           5.50%         7/1/01 (1)             6,500           6,762
MSR CA Public Power Agency (San Juan Project)                           5.85%         7/1/06 (2)             1,500           1,608

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE       MARKET
                                                                                      MATURITY                AMOUNT       VALUE*
                                                                         COUPON           DATE                 (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
North City West CA Community Dist.                                        5.75%         9/1/15 (4)          $  2,000     $  2,038
North City West CA Community Dist.                                        6.00%         9/1/05 (4)             1,510        1,636
North City West CA Community Dist.                                        6.00%         9/1/06 (4)             1,600        1,741
North City West CA Community Dist.                                        6.00%         9/1/07 (4)             1,695        1,845
Oakland CA Redev. Agency (Central Dist. Project)                          6.00%         2/1/06 (2)             5,125        5,595
Orange County CA Sanitation Dist. COP                                     6.00%         8/1/01 (3)(Prere.)-    1,500        1,612
Orange County CA Sanitation Dist. COP                                     6.40%         8/1/07 (3)             1,415        1,524
Orange County CA Sanitation Dist. VRDO                                    3.80%         6/5/97 (2) LOC         2,689        2,689
Orange County CA Transp. Auth.                                            9.50%        2/15/03 (3)             5,765        7,106
Poway CA Redev. Agency                                                    7.25%       12/15/11 (3)             7,500        8,153
Rancho CA Water Dist. Finance Auth. Rev.                                 5.875%        11/1/10 (3)             3,000        3,162
Rancho CA Water Dist. Finance Auth. Rev.                                  6.25%         8/1/12 (3)             1,950        2,060
Rancho CA Water Dist. Finance Auth. Rev.                                  6.50%        11/1/01 (3)             1,590        1,722
Rancho Cucamonga CA Redev. Auth.                                          5.00%         9/1/11 (1)             3,165        3,083
Redding CA Electric System Rev. COP                                      7.125%         7/1/97 (1)(Prere.)     1,000        1,023
Riverside County CA Public Finance                                        5.25%         9/1/03 (1)             2,210        2,286
Sacramento CA Muni. Util. Dist. Rev.                                      5.75%         1/1/10 (1)             5,000        5,185
Sacramento CA Muni. Util. Dist. Rev.                                      6.20%        8/15/05 (1)             2,000        2,167
Sacramento CA Muni. Util. Dist. Rev.                                      6.25%        8/15/07 (1)             8,000        8,626
Sacramento CA Redev. Agency (Merged Downtown Project)                     6.75%        11/1/05 (1)             1,000        1,084
Sacramento CA Redev. Agency (Tax Allocation Project)                      6.50%        11/1/13 (1)             2,000        2,143
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac. Project)                                           5.50%         6/1/10 (1)             5,500        5,686
San Diego County CA Regional Transp. Comm.                                5.00%         4/1/98 (3)             2,000        2,022
San Diego County CA Regional Transp. Comm.                                6.00%         4/1/04 (2)             3,000        3,236
San Diego County CA Regional Transp. Comm.                                6.00%         4/1/07 (2)             3,000        3,274
San Diego County CA Regional Transp. Comm.                                6.25%         4/1/02 (3)             5,000        5,378
San Diego Public Fac. Finance Auth. Sewer Rev.                            5.00%        5/15/08 (3)             1,000        1,004
San Diego Public Fac. Finance Auth. Sewer Rev.                            5.00%        5/15/09 (3)             1,240        1,233
San Diego Public Fac. Finance Auth. Sewer Rev.                            5.10%        5/15/10 (3)             2,770        2,754
San Diego Unified School Dist. COP                                       5.375%         7/1/02 (1)            10,835       11,231
San Francisco CA Airport Comm. Rev.                                       6.20%         5/1/07 (2)             1,615        1,731
San Francisco CA Airport Comm. Rev.                                       6.50%         5/1/13 (2)             2,160        2,335
San Francisco CA Bay Area Rapid Transit Rev.                              5.55%         7/1/09 (3)             4,920        5,047
San Francisco CA City & County Airport Rev.                               5.50%         5/1/10 (3)             2,880        2,944
San Francisco CA City & County Airport Rev.                               5.50%         5/1/11 (3)             3,080        3,132
San Francisco CA City & County Airport Rev.                               6.30%         5/1/11 (2)             1,085        1,159
San Francisco CA City & County Airport Rev.                               6.40%         5/1/05 (1)             2,800        3,107
San Francisco CA City & County Airport Rev.                               6.60%         5/1/07 (1)             1,000        1,099
San Francisco CA County Sewer Rev.                                        6.00%        10/1/11 (2)             2,000        2,090
San Joaquin County CA COP (Human Services Project)                        6.70%        5/15/99 (5)(Prere.)     5,300        5,650
San Jose CA Merged Area Redev. Project                                   5.375%         8/1/99 (1)             1,945        1,994
San Jose CA Merged Area Redev. Project                                   5.375%         8/1/00 (1)             2,045        2,108
San Jose CA Merged Area Redev. Project                                   5.375%         8/1/01 (1)             2,165        2,244
San Jose CA Merged Area Redev. Project                                   5.375%         8/1/02 (1)             2,270        2,359
San Jose CA Merged Area Redev. Project                                    6.00%         8/1/06 (1)             1,000        1,091
San Jose/Santa Clara CA Clean Water Finance Auth.                         7.00%        10/1/04 (1)             5,615        5,788
San Jose/Santa Clara CA Clean Water Finance Auth.                         7.25%        10/1/02 (1)             1,500        1,547
Santa Barbara CA Redev. Agency (Central City Project)                     5.50%         3/1/99 (2)             1,645        1,683
Santa Barbara CA Redev. Agency (Central City Project)                     5.50%         3/1/00 (2)             2,075        2,138
Santa Barbara CA Redev. Agency (Central City Project)                     5.50%         3/1/01 (2)             2,215        2,298
Santa Margarita/Dana Point CA Auth. Rev.                                  7.25%         8/1/06 (1)             3,315        3,915
Santa Rosa CA Waste Water Service Fac. Dist.                              6.20%         7/2/09 (2)             2,450        2,609
South Orange County CA Public Finance Auth.                               6.25%        8/15/99 (3)             2,000        2,091
South Orange County CA Public Finance Auth.                               7.00%         9/1/05 (1)             3,440        3,940
South Orange County CA Public Finance Auth.                               7.00%         9/1/07 (1)             1,000        1,171
South Orange County CA Public Finance Auth.                               7.00%         9/1/09 (1)             5,000        5,877
South Orange County CA Public Finance Auth.                               7.00%         9/1/10 (1)             3,300        3,874
South Orange County CA Public Finance Auth.                               9.50%        8/15/04 (1)             4,395        5,672
Southern California Public Power Auth. (Palo Verde)                       7.00%         7/1/07 (2)             1,300        1,364
Southern California Rapid Transit Dist.                                   6.00%         9/1/08 (2)             2,650        2,814

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE        MARKET
                                                                                      MATURITY                AMOUNT        VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                      COUPON           DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Sweetwater CA Water Rev.                                                  7.00%         4/1/10 (2)          $  1,950      $  2,070
Tri-City CA Hosp. Dist.                                                   5.50%        2/15/08 (1)             3,805         3,951
Tri-City CA Hosp. Dist.                                                   5.50%        2/15/09 (1)             2,665         2,739
Tri-City CA Hosp. Dist.                                                  5.625%        2/15/11 (1)             2,970         3,031
Tri-City CA Hosp. Dist.                                                  5.625%        2/15/12 (1)             1,880         1,908
Tulare County CA COP                                                      5.70%       11/15/03 (1)             1,000         1,060
Tulare County CA COP                                                      5.80%       11/15/04 (1)             1,000         1,071
Univ. of California Board of Regents                                      6.00%         9/1/08 (1)             1,500         1,593
Univ. of California Board of Regents                                     10.00%         9/1/02 (1)             2,950         3,685
Univ. of California Board of Regents                                     12.00%         9/1/03 (2)             2,000         2,775
Univ. of California Hosp. Medical Center                                 5.625%         7/1/10 (2)             6,660         6,862
Univ. of California (Multiple Purpose Project)                           10.00%         9/1/02 (2)             1,000         1,247
Univ. of California (Multiple Purpose Project)                           10.00%         9/1/03 (2)             2,000         2,561
Visalia Waste Water System Rev. of CA                                     6.00%        12/1/07 (1)             1,000         1,095
West Basin CA Water Dist.                                                 6.80%         8/1/00 (2)(Prere.)     2,000         2,179
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                 6.00%         6/1/00 (1)             1,895         1,981
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                 6.00%         6/1/03 (1)             3,380         3,615
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                 6.00%         6/1/04 (1)             3,580         3,853
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                 6.00%         6/1/05 (1)             3,675         3,975
                                                                                                                        -----------
                                                                                                                           440,629
                                                                                                                        -----------
NON-INSURED (7.8%)
California Educ. Fac. Auth. (Univ. of Southern California)                5.60%        10/1/09 +               2,680         2,748
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                            3.65%         6/5/97 LOC             2,100         2,100
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)          3.90%         6/3/97 LOC             8,800         8,800
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)          4.00%         6/3/97                   200           200
California RAN VRDO                                                       3.85%         6/4/97                 1,700         1,700
Irvine CA Ranch Water Dist. VRDO                                          3.70%         6/3/97 LOC             1,100         1,100
Orange County CA VRDO (Irvine Coast Assessment Dist.)                     3.90%         6/3/97 LOC             2,100         2,100
Orange County CA Water Dist. VRDO                                         3.80%         6/3/97 LOC               800           800
Sacramento County CA COP VRDO (Administration Center &
  Courthouse Project)                                                     3.65%         6/5/97 LOC             1,080         1,080
Sacramento County CA TRAN                                                 4.50%        9/30/97                   900           902
San Diego CA Local Govt. Pooled COP TRAN                                  4.75%        10/1/97                   600           602
San Diego CA Unified School Dist. COP                                     5.25%         7/1/01                11,265        11,572
San Diego CA Unified School Dist. TRAN                                    4.75%        10/1/97                 1,300         1,304
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                         3.75%         6/3/97 LOC               100           100
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                         3.75%         6/4/97 LOC             1,200         1,200
                                                                                                                        -----------
                                                                                                                            36,308
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $466,481)                                                                                                         476,937
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         8,212
Payables for Investment Securities Purchased                                                                               (19,636)
Other Liabilities                                                                                                           (1,277)
                                                                                                                        -----------
                                                                                                                           (12,701)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 44,255,886 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                 $464,236
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $10.49
===================================================================================================================================

*See Note A in Notes to Financial Statements.

-Securities with a value of $1,075,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 20.

------------------------------------------------------------------------------------------------

                                                                 AMOUNT                      PER
                                                                   (000)                   SHARE
------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
Paid in Capital                                                $453,541                   $10.25
Undistributed Net Investment Income                                  --                       --
Accumulated Net Realized Gains                                      157                       --
Unrealized Appreciation--Note E
  Investment Securities                                          10,456                      .24
  Futures Contracts                                                  82                       --
------------------------------------------------------------------------------------------------
NET ASSETS                                                     $464,236                   $10.49
================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                    MATURITY            AMOUNT           VALUE*
MONEY MARKET PORTFOLIO                                               COUPON             DATE             (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.0%)
-------------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Finance Auth. COP VRDO
  (Capital Improvement Financing Pooled Project)                      3.70%           6/5/97 LOC       $10,000       $   10,000
Alameda County CA TRAN                                                4.50%          6/30/97            30,000           30,013
Anaheim CA Public Improvement Corp. Lease COP VRDO
  (Refunding Project)                                                 3.70%           6/4/97 (2)        33,080           33,080
Anaheim City CA Electric Rev.                                         4.25%          10/1/97 (2)         5,500            5,507
California Dept. of Water Resources CP                                3.45%          7/29/97             2,600            2,600
California Dept. of Water Resources CP                                3.65%          8/22/97             2,800            2,800
California Educ. Fac. Auth. Rev. VRDO
  (California Institute of Technology)                                3.75%           6/5/97             9,200            9,200
California GO                                                        10.00%           4/1/98            19,600           20,556
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                        3.65%           6/5/97 LOC         4,800            4,800
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                        3.70%           6/5/97 LOC        16,900           16,900
California Health Fac. Finance Auth. Rev. VRDO
  (Catholic Health Care West)                                         3.70%           6/4/97 (1)        35,700           35,700
California Health Fac. Finance Auth. Rev. VRDO
  (Kaiser Permanente)                                                 3.70%           6/4/97            47,900           47,900
California Health Fac. Finance Auth. Rev. VRDO
  (Memorial Health Services)                                          3.75%           6/4/97            10,600           10,600
California Health Fac. Finance Auth. Rev. VRDO
  (Pooled Program)                                                    3.85%           6/4/97 LOC        21,100           21,100
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                        3.70%           6/4/97 (1)        41,500           41,500
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                        3.75%           6/4/97 (1)         8,100            8,100
California Health Fac. Finance Auth. Rev. VRDO
  (St. Joseph Health System Group)                                    3.85%           6/3/97             7,250            7,250
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.60%          7/25/97 LOC         5,000            5,000
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.65%          7/15/97 LOC         5,000            5,000
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.65%          8/15/97 LOC         8,700            8,700
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.70%          7/17/97 LOC         4,500            4,500
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.75%          7/18/97 LOC        20,000           20,000
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)          3.80%          7/22/97 LOC         6,700            6,700
California PCR Finance Auth. VRDO (Exxon Project)                     3.85%           6/3/97             4,100            4,100
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.90%           6/3/97 LOC        24,000           24,000
California RAN                                                        4.50%          6/30/97            30,000           30,014
California RAN VRDO                                                   3.80%           6/4/97             8,800            8,800
California RAN VRDO                                                   4.00%           6/4/97            13,300           13,300
California School Cash Reserve Program Auth. (Pool)                   4.75%           7/2/97 (1)        13,000           13,009
California Statewide Communities Dev. Auth. COP VRDO
  (Memorial Health Services)                                          3.75%           6/4/97            12,000           12,000
California Statewide Communities Dev. Auth. COP VRDO
  (St. Joseph Health System Group)                                    3.85%           6/3/97             6,200            6,200
California Statewide Communities Dev. Auth. VRDO
  (Kaiser Foundation Hosp.)                                           3.70%           6/4/97            43,100           43,100
Contra Costa County CA TRAN                                           4.50%           7/3/97            26,005           26,020
East Bay CA Muni. Util. Dist. CP (Water Series)                       3.60%          9/12/97             3,000            3,000
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO       3.70%           6/5/97 LOC        25,000           25,000
Irvine CA Assessment Dist. Improvement Boards VRDO (Irvine County)    3.75%           6/3/97 LOC        15,385           15,385
Irvine CA Assessment Dist. VRDO (Irvine County)                       3.70%           6/4/97 LOC        58,572           58,572
Irvine CA Ranch Water Dist. VRDO                                      3.75%           6/3/97 LOC         5,900            5,900
Irvine CA Ranch Water Dist. VRDO (Capital Improvement Project)        3.80%           6/3/97 LOC         3,750            3,750
Irvine CA Ranch Water Dist. VRDO (Consolidated Bonds Refunding)       3.70%           6/3/97 LOC        29,300           29,300
Irvine CA Ranch Water Dist. VRDO (Improvement Dist. #284)             3.70%           6/3/97 LOC         6,400            6,400
Kern County CA TRAN                                                   4.50%          10/2/97             8,000            8,015
Kern County CA VRDO (Public Fac. Project)                             3.70%           6/4/97 LOC        29,200           29,200
Livermore Valley CA Joint Unified School Dist. TRAN                   4.50%          9/24/97             7,500            7,512

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE           MARKET
                                                                                   MATURITY            AMOUNT           VALUE*
                                                                    COUPON             DATE             (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
Long Beach CA TRAN                                                   4.75%          10/9/97         $   6,500       $    6,517
Los Angeles City CA TRAN                                             4.50%          6/19/97            12,000           12,003
Los Angeles City CA Waste Water System Rev. CP                       3.55%          8/13/97 LOC         5,000            5,000
Los Angeles City CA Waste Water System Rev. CP                       3.60%          7/25/97 LOC         2,000            2,000
Los Angeles City CA Waste Water System Rev. CP                       3.75%          9/10/97 LOC         5,000            5,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax VRDO            3.70%           6/5/97 (1)        27,300           27,300
Los Angeles County CA Transp. Comm. Sales Tax Rev. VRDO              3.65%           6/4/97 (3)         6,200            6,200
Los Angeles CA Unified School Dist. TRAN                             4.50%          6/30/97            11,500           11,507
Los Angeles CA Unified School Dist. TRAN                             4.50%          9/30/97            36,700           36,777
Los Angeles County CA Pension Obligations VRDO                       3.70%           6/4/97 (2)        61,600           61,600
Los Angeles County CA TRAN                                           4.50%          6/30/97 LOC        62,500           62,538
Metro. Water Dist. of Southern California CP                         3.55%          7/21/97             5,000            5,000
Metro. Water Dist. of Southern California CP                         3.55%          7/24/97            12,800           12,800
Metro. Water Dist. of Southern California CP                         3.65%          7/22/97             3,500            3,500
Metro. Water Dist. of Southern California CP                         3.75%          7/17/97             3,000            3,000
Metro. Water Dist. of Southern California CP                         3.75%          9/10/97             4,000            4,000
Metro. Water Dist. of Southern California CP                         3.80%          7/22/97             4,500            4,500
Orange County CA Improvement Boards VRDO
  (Irvine Coast Assessment Dist.)                                    3.90%          6/3/97  LOC        15,600           15,600
Orange County CA Sanitation Dist. VRDO                               3.75%           6/3/97 (2) LOC    24,160           24,160
Orange County CA Sanitation Dist. VRDO                               3.75%           6/3/97 LOC        12,700           12,700
Orange County CA Sanitation Dist. VRDO                               3.80%           6/5/97 (2) LOC     6,505            6,505
Orange County CA Sanitation Dist. VRDO                               3.90%           6/3/97 (3)         5,200            5,200
Orange County CA Water Dist. VRDO                                    3.80%           6/3/97 LOC         1,100            1,100
Otay CA Water Dist. COP VRDO (Capital Project)                       3.65%           6/4/97 LOC         6,000            6,000
Rancho Mirage CA Joint Powers Financing Auth. COP
  (Eisenhower Medical Center)                                        3.70%           6/4/97 (1)        25,100           25,100
Riverside County CA Public Fac. Project VRDO                         3.70%           6/3/97 LOC        16,225           16,225
Riverside County CA Public Fac. Project VRDO                         3.90%           6/3/97 LOC         1,420            1,420
Sacramento County CA COP VRDO
  (Administration Center & Courthouse Project)                       3.65%           6/5/97 LOC        21,525           21,525
San Bernardino County CA COP VRDO
  (County Center Refinancing Project)                                3.80%           6/4/97 LOC         9,100            9,100
Sacramento County CA TRAN                                            4.50%          9/30/97            33,800           33,870
San Bernardino County CA TRAN                                        4.50%          6/30/97 LOC        33,000           33,021
San Diego CA Local Govt. Pooled COP TRAN                             4.75%          10/1/97            29,400           29,492
San Diego CA Unified School Dist. TRAN                               4.75%          10/1/97            63,300           63,531
San Diego City CA TAN                                                4.50%           7/2/97            13,425           13,433
San Diego County CA TRAN                                            4.375%          9/30/97 LOC        43,700           43,791
San Diego County CA Water Auth. CP                                   3.60%          7/25/97             7,200            7,200
San Diego County CA Water Auth. CP                                   3.70%          7/15/97             5,500            5,500
San Francisco CA City & County TRAN                                  4.50%          10/8/97             5,000            5,013
San Francisco CA City & County Unified School Dist. TRAN             4.50%          7/24/97            10,000           10,007
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO       3.70%           6/4/97 (3)         3,700            3,700
San Luis Obispo CA TRAN                                              4.50%           7/8/97            10,000           10,006
San Mateo County CA TRAN                                             4.50%           7/1/97            12,550           12,556
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                    3.75%           6/3/97 LOC        26,500           26,500
Santa Clara County CA TRAN                                           4.50%           8/1/97            42,200           42,241
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                    3.70%           6/4/97 (2) LOC    65,100           65,100
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                    3.70%           6/4/97 (4)        28,365           28,365
Torrance CA Little Co. of Mary Hosp. VRDO
  (Torrance Memorial Medical Center)                                 3.80%           6/5/97 LOC         3,000            3,000
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)          3.70%           6/4/97 LOC         2,960            2,960
Ventura County CA TRAN                                               4.75%           7/2/97            10,000           10,007
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,593,253)                                                                                                  1,593,253
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       MARKET
                                                                                                                       VALUE*
MONEY MARKET PORTFOLIO                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               $   36,682
Liabilities                                                                                                            (4,756)
                                                                                                                   -----------
                                                                                                                       31,926
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,625,110,561 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                          $1,625,179
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $1.00
==============================================================================================================================

*See Note A in Notes to Financial Statements.

For explanations of abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT              PER
                                                                                                        (000)            SHARE
-------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                    $1,625,251            $1.00
Undistributed Net Investment Income                                                                        --               --
Accumulated Net Realized Losses                                                                           (72)              --
Unrealized Appreciation                                                                                    --               --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $1,625,179            $1.00
===============================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
+Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of May 31, 1997.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------------------
                                                                               INSURED               INSURED
                                                                             LONG-TERM     INTERMEDIATE-TERM       MONEY MARKET
                                                                             PORTFOLIO             PORTFOLIO          PORTFOLIO
                                                                             ---------------------------------------------------
                                                                                        SIX MONTHS ENDED MAY 31, 1997
                                                                             ---------------------------------------------------
                                                                                 (000)                 (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                                    $29,526               $10,093             $27,112
                                                                             ---------------------------------------------------
      Total Income                                                             29,526                10,093              27,112
                                                                             ---------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
      Investment Advisory Services                                                 78                    28                 112
      Management and Administrative                                               724                   272               1,027
      Marketing and Distribution                                                  123                    58                 257
  Custodian Fees                                                                   11                     5                  15
  Auditing Fees                                                                     4                     3                   4
  Shareholders' Reports                                                             7                    --                  11
  Annual Meeting and Proxy Costs                                                    1                    --                   1
  Trustees' Fees and Expenses                                                       1                    --                   2
                                                                             ---------------------------------------------------
      Total Expenses                                                              949                   366               1,429
      Expenses Paid Indirectly--Note C                                            (39)                   (5)                (15)
                                                                             ---------------------------------------------------
      Net Expenses                                                                910                   361               1,414
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          28,616                 9,732              25,698
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                                    3,212                   430                   6
  Futures Contracts                                                               834                   187                  --
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                               4,046                   617                   6
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                       (19,875)               (2,648)                 --
  Futures Contracts                                                               786                   172                  --
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              (19,089)               (2,476)                 --
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $13,573                $7,873             $25,704
================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                           INSURED                              INSURED
                                                          LONG-TERM                        INTERMEDIATE-TERM
                                                          PORTFOLIO                            PORTFOLIO
                                             -----------------------------------   ----------------------------------
                                               SIX MONTHS                  YEAR      SIX MONTHS                 YEAR
                                                    ENDED                 ENDED           ENDED                ENDED
                                             MAY 31, 1997         NOV. 30, 1996    MAY 31, 1997        NOV. 30, 1996
                                                    (000)                 (000)           (000)                (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                        $   28,616            $   53,580        $  9,732             $ 12,978
  Realized Net Gain                                 4,046                 8,516             617                  786
  Change in Unrealized Appreciation
      (Depreciation)                              (19,089)                6,993          (2,476)               4,447
                                             ------------------------------------------------------------------------
      Net Increase in Net Assets
          Resulting from Operations                13,573                69,089           7,873               18,211
                                             ------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (28,616)              (53,580)         (9,732)             (12,978)
  Realized Capital Gain                            (8,550)                   --            (729)                  --
                                             ------------------------------------------------------------------------
      Total Distributions                         (37,166)              (53,580)        (10,461)             (12,978)
                                             ------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                          124,006               193,541         177,216              194,699
  Issued in Lieu of Cash Distributions             25,767                35,791           7,976                9,727
  Redeemed                                        (87,572)             (153,953)        (61,461)             (72,250)
                                             ------------------------------------------------------------------------
      Net Increase from Capital
          Share Transactions                       62,201                75,379         123,731              132,176
---------------------------------------------------------------------------------------------------------------------
  Total Increase                                   38,608                90,888         121,143              137,409
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           1,065,559               974,671         343,093              205,684
                                             ------------------------------------------------------------------------
  End of Period                                $1,104,167            $1,065,559        $464,236             $343,093
=====================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                           11,153                17,449          16,962               18,763
  Issued in Lieu of Cash Distributions              2,313                 3,216             763                  936
  Redeemed                                         (7,885)              (13,877)         (5,902)              (6,973)
                                             ------------------------------------------------------------------------
      Net Increase in Shares Outstanding            5,581                 6,788          11,823               12,726
=====================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                              MONEY MARKET
                                                                                               PORTFOLIO
                                                                                 ---------------------------------------
                                                                                    SIX MONTHS                     YEAR
                                                                                         ENDED                    ENDED
                                                                                  MAY 31, 1997            NOV. 30, 1996
                                                                                         (000)                    (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                                                             $   25,698               $   42,635
  Realized Net Gain                                                                          6                       22
  Change in Unrealized Appreciation (Depreciation)                                          --                       --
                                                                                    ------------------------------------
     Net Increase in Net Assets Resulting from Operations                               25,704                   42,657
                                                                                    ------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                                (25,698)                 (42,635)
  Realized Capital Gain                                                                     --                       --
                                                                                    ------------------------------------
     Total Distributions                                                               (25,698)                 (42,635)
                                                                                    ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                                               910,409                1,395,492
  Issued in Lieu of Cash Distributions                                                  23,689                   39,782
  Redeemed                                                                            (752,020)              (1,194,129)
                                                                                    ------------------------------------
     Net Increase from Capital Share Transactions                                      182,078                  241,145
------------------------------------------------------------------------------------------------------------------------
  Total Increase                                                                       182,084                  241,167
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                                1,443,095                1,201,928
                                                                                    ------------------------------------
  End of Period                                                                     $1,625,179               $1,443,095
========================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                                               910,409                1,395,492
  Issued in Lieu of Cash Distributions                                                  23,689                   39,782
  Redeemed                                                                            (752,020)              (1,194,129)
                                                                                    ------------------------------------
     Net Increase in Shares Outstanding                                                182,078                  241,145
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

  The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

------------------------------------------------------------------------------------------------------------------------------
                                                                                         INSURED LONG-TERM PORTFOLIO
                                                                                           YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED          ------------------------------------------------------
THROUGHOUT EACH PERIOD                            MAY 31, 1997             1996         1995       1994        1993      1992
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.42           $11.27       $ 9.92     $11.30      $10.89    $10.43
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .298             .598         .602       .604        .604      .633
  Net Realized and Unrealized Gain (Loss)
      on Investments                                     (.159)            .150        1.350     (1.228)       .609      .464
      Total from Investment Operations                    .139             .748        1.952      (.624)      1.213     1.097
                                                     -------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.298)           (.598)       (.602)     (.604)      (.604)    (.633)
  Distributions from Realized Capital Gains              (.091)               --           --     (.152)      (.199)    (.004)
                                                     -------------------------------------------------------------------------
      Total Distributions                                (.389)           (.598)       (.602)     (.756)      (.803)    (.637)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.17           $11.42       $11.27     $ 9.92      $11.30    $10.89
==============================================================================================================================

TOTAL RETURN                                             1.27%            6.91%       20.11%     -5.88%      11.53%    10.81%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $1,104           $1,066         $975       $834      $1,074      $828
  Ratio of Total Expenses to
      Average Net Assets                                0.18%*            0.19%        0.20%      0.19%       0.19%     0.24%
  Ratio of Net Investment Income to
      Average Net Assets                                5.36%*            5.38%        5.59%      5.60%       5.38%     5.92%
  Portfolio Turnover Rate                                 28%*              23%          23%        28%         27%       54%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                     INSURED INTERMEDIATE-TERM PORTFOLIO
                                                                                   YEAR ENDED NOV. 30,
FOR A SHARE OUTSTANDING                               SIX MONTHS ENDED           ---------------------             MAR. 4* TO
THROUGHOUT EACH PERIOD                                    MAY 31, 1997              1996         1995           NOV. 30, 1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.58            $10.44      $  9.64                  $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .255              .508         .511                    .346
  Net Realized and Unrealized Gain (Loss) on Investments         (.068)             .140         .800                   (.360)
                                                                --------------------------------------------------------------
     Total from Investment Operations                             .187              .648        1.311                   (.014)
                                                                --------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.255)            (.508)       (.511)                  (.346)
  Distributions from Realized Capital Gains                      (.022)               --           --                      --
                                                                --------------------------------------------------------------
     Total Distributions                                         (.277)            (.508)       (.511)                  (.346)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.49            $10.58       $10.44                 $  9.64
==============================================================================================================================

TOTAL RETURN                                                     1.81%             6.41%       13.88%                  -0.19%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $464              $343         $206                    $100
  Ratio of Total Expenses to Average Net Assets                0.19%**             0.19%        0.21%                 0.19%**
  Ratio of Net Investment Income to Average Net Assets         4.91%**             4.90%        5.05%                 4.97%**
  Portfolio Turnover Rate                                        13%**               21%          11%                      6%
------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONEY MARKET PORTFOLIO
                                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED           -----------------------------------------------------------
THROUGHOUT EACH PERIOD                         MAY 31, 1997             1996          1995         1994        1993         1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00            $1.00         $1.00        $1.00       $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .017             .033          .036         .026        .024         .029
  Net Realized and Unrealized Gain
      (Loss) on Investments                              --               --            --           --          --           --
                                                     ----------------------------------------------------------------------------
      Total from Investment Operations                 .017             .033          .036         .026        .024         .029
                                                     ----------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.017)           (.033)        (.036)       (.026)      (.024)       (.029)
  Distributions from Realized Capital Gains              --               --            --           --          --           --
                                                     ----------------------------------------------------------------------------
      Total Distributions                             (.017)           (.033)        (.036)       (.026)      (.024)       (.029)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $1.00            $1.00         $1.00        $1.00       $1.00        $1.00
=================================================================================================================================

TOTAL RETURN                                          1.67%            3.32%         3.69%        2.59%       2.40%        2.97%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $1,625           $1,443        $1,202       $1,159      $1,006         $794
  Ratio of Total Expenses to
      Average Net Assets                             0.18%*            0.19%         0.20%        0.19%       0.19%        0.24%
  Ratio of Net Investment Income to
      Average Net Assets                             3.32%*            3.27%         3.61%        2.57%       2.37%        2.92%
  Portfolio Turnover Rate                               N/A              N/A           N/A          N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term, Insured Intermediate-Term, and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: The Insured Long-Term and Insured Intermediate-Term Portfolios may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital aggregating $249,000 to Vanguard (included in Other Assets), representing 1.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, directed brokerage and custodian fee offset arrangements reduced expenses by:

------------------------------------------------------------------------------------------------
                                                  EXPENSE REDUCTION                ANNUALIZED
                                                        (000)                    TOTAL EXPENSE
                                             ---------------------------         REDUCTION AS A
                                               DIRECTED        CUSTODIAN      PERCENT OF AVERAGE
PORTFOLIO                                     BROKERAGE           FEES            NET ASSETS
------------------------------------------------------------------------------------------------
Insured Long-Term                                 $28              $11               0.01%
Insured Intermediate-Term                          --                5                 --
Money Market                                       --               15                 --
------------------------------------------------------------------------------------------------

D. During the six months ended May 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

-----------------------------------------------------------------------
                                                     (000)
                                          -----------------------------
PORTFOLIO                                   PURCHASES            SALES
-----------------------------------------------------------------------
Insured Long-Term                            $142,996         $148,945
Intermediate-Term                             148,265           24,895
-----------------------------------------------------------------------

E. At May 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

------------------------------------------------------------------------------------------
                                                              (000)
                                         -------------------------------------------------
                                           APPRECIATED      DEPRECIATED    NET UNREALIZED
PORTFOLIO                                  SECURITIES       SECURITIES      APPRECIATION
------------------------------------------------------------------------------------------
Insured Long-Term                             $58,633           $(412)           $58,221
Insured Intermediate-Term                      10,480             (24)            10,456
------------------------------------------------------------------------------------------

  At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized appreciation were:

------------------------------------------------------------------------------------------
                                                                        (000)
                                                             -----------------------------
                                                              AGGREGATE
                                         NUMBER OF            SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS           SHORT CONTRACTS           VALUE        APPRECIATION
------------------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                         485               $53,365           $521
Insured Intermediate-Term/
  U.S. Treasury Note                         355                38,174             82
------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
        and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
        Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.;
        Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
        Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
        University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
        NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
        Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
        Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
        Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
        Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.;
        Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
        Information Technology.

JAMES H. GATELY, Senior Vice President,
        Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
        Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
        Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
        Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

                         THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q752-5/97

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